UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Partners Holdings L.P.
(Name of the Registrant as Specified In Its Charter)

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EXPLANATORY NOTE

On April 3, 2020, Steel Partners Holdings L.P. (the "Company") filed its definitive Proxy Statement ("Proxy Statement") and form of proxy relating to the solicitation of proxies by the Company in connection with its 2020 Annual Meeting of Limited Partners, to be held on May 18, 2020 (the "Annual Meeting"). The Proxy Statement is available on the Internet at www.steelpartners.com and www.proxyvote.com. On April 30, 2020, the Company filed a Current Report on Form 8-K announcing certain management changes that occurred after the filing of the Proxy Statement (the "Form 8-K"). The information included in the Form 8-K under "Item 5.02(b) Departure of Directors or Certain Officers" supplements certain information in the Proxy Statement and should be read in conjunction therewith. All other information included in the Form 8-K, including Exhibit 10.1, does not form part of the Proxy Statement and is not included in this supplement to the Proxy Statement.

Except as supplemented herein, all information in the Proxy Statement remains accurate and should be considered in casting your vote before or at the Annual Meeting.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2020

STEEL PARTNERS HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35493	13-3727655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Units, $0 par	SPLP	New York Stock Exchange
6.0% Series A Preferred Units	SPLP-PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Departure of Directors or Certain Officers.

On April 26, 2020, William T. Fejes, Steel Partners Holdings L.P.'s (the "Company") Chief Operating Officer, notified the Company of his intention to resign from his position with the Company effective as of May 1, 2020. Mr. Fejes' departure from the Company is considered a voluntary resignation pursuant to his employment agreement (the "Fejes Employment Agreement") dated as of June 29, 2010 with Steel Services Ltd., a subsidiary of the Company ("Steel Services"). In accordance with the Fejes Employment Agreement, Mr. Fejes will receive the following amounts: (i) payment of his base salary accrued and including the date of his resignation, (ii) payment in lieu of any accrued but unused vacation time, in accordance with the Company's vacation policy, and (iii) payment of any unreimbursed expenses in accordance with the Company's business reimbursement policy. All unvested restricted limited partnership units granted to Mr. Fejes will be forfeited. The Company has waived the 30-day prior notice requirement.

Item 5.02(e) Entry into a Material Compensatory Contract.

In light of the ongoing COVID-19 pandemic, members of the Company's leadership team, including executive officers Douglas B. Woodworth, Chief Financial Officer, and Gordon A. Walker, Senior Vice President, agreed to temporarily reduce their base salaries by 35%.

As previously disclosed, Mr. Woodworth and Steel Services entered into an Employment Agreement dated as of March 12, 2019, as amended on April 15, 2020 (the "Woodworth Employment Agreement"). In connection with such salary reduction, Mr. Woodworth and Steel Services entered into the Second Amendment to the Woodworth Employment Agreement (the "Second Amendment") on April 30, 2020. Pursuant to the Second Amendment, Mr. Woodworth agreed to his salary reduction and waived any rights he may have in connection thereto. In addition, the Second Amendment provides that, in the event the Company does not fully rescind Mr. Woodworth's salary reduction on or before July 1, 2020, Mr. Woodworth is entitled to claim that such salary reduction constitutes "Good Reason" under the Woodworth Employment Agreement and may terminate the Woodworth Employment Agreement and be entitled to the severance set forth therein. All other terms of the Employment Agreement remained unchanged.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Exhibits
10.1	Second Amendment to Employment Agreement, effective as of April 30, 2020, between Douglas B. Woodworth and Steel Services Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 30, 2020	STEEL PARTNERS HOLDINGS L.P.

	By:	Steel Partners Holdings GP Inc.
Its General Partner

	By:	/s/ Douglas B. Woodworth
Douglas B. Woodworth
Chief Financial Officer

Exhibits

Exhibit No.	Exhibits
10.1	Second Amendment to Employment Agreement, effective as of April 30, 2020, between Douglas B. Woodworth and Steel Services Ltd.